UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  April 7, 2003


                        MICROCHIP TECHNOLOGY INCORPORATED
             (Exact Name Of Registrant As Specified In Its Charter)


           Delaware                     0-21184                  86-062904
(State Or Other Jurisdiction     (Commission File No.)         (IRS Employer
      Of Incorporation)                                      Identification No.)


           2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
                    (Address Of Principal Executive Offices)


                                 (480) 792-7200
              (Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS

     99.1 April 7, 2003 Press Release: Microchip Technology Comments on Fiscal Fourth Quarter 2003; Announces Consolidation of Fabs 1 and 2.

ITEM 9. REGULATION FD DISCLOSURE.

     This information is being furnished pursuant to Item 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION - as provided in SEC Release No. 34-47583.

     On April 7, 2003, we commented on the preliminary results of operations for the quarter ended March 31, 2003 and announced the consolidation of our Fab 1(Chandler, AZ) and Fab 2 (Tempe, AZ). The complete release is attached to this report as Exhibit 99.1.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information required under this Item 12 is being provided under Item 9 -REGULATION FD DISCLOSURE - pursuant to the guidance set forth in SEC Release No. 34-47226.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Microchip Technology Incorporated
                                        (Registrant)



Dated: April 7, 2003                    By: /s/ Gordon W. Parnell
                                            ------------------------------------
                                            Gordon W. Parnell
                                            Vice President, Chief Financial
                                            Officer (Principal Accounting and
                                            Financial Officer)

                                    EXHIBITS

Exhibit 99.1 April 7, 2003 Press Release: Microchip Technology Comments on Fiscal Fourth Quarter 2003; Announces Consolidation of Fabs 1 and 2.